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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               Amendment No. 1 to


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 23, 1997


                   Advanta Automobile Receivables Trust 1997-2
             (Exact name of registrant as specified in its charter)


   United States                333-19733                       pending
-------------------      ----------------------       --------------------------
(State or Other         (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                          Identification No.)
Incorporation)


              c/o Advanta Auto                                   19034
             Finance Corporation                           ----------------
           Attention: Kevin Shipe                              (Zip Code)
     500 Office Center Drive, Suite 400
        Ft. Washington, Pennsylvania
-----------------------------------------------
  (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (215) 444-4200


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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                                EXPLANATORY NOTE
                                ----------------

This filing is made to correct the mistaken omission of an exhibit from the first Form 8-K filing dated as of December 23, 1997 and to correct a typographical error on the first page of the Form.

The omitted exhibit, Exhibit 8.1 (Opinion of Dewey Ballantine LLP relating to tax matters), is added under Item 7 (c) and under the Exhibit Index.

The Registrant's telephone phone number on the cover page was mistaken and is thus replaced with the correct number.


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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

             1.1 Underwriting Agreement, dated as of December 17, 1997, among Advanta Auto Finance Corporation and Prudential Securities Incorporated.

             4.1 Indenture, dated as of December 1, 1997, between Advanta Automobile Receivables Trust 1997-2 and Norwest Bank Minnesota, National Association, as Trustee and Trust Collateral Agent.

             4.2 Amended and Restated Trust Agreement, dated as of December 23, 1997, between Advanta Auto Receivables Corp. I, as Depositor, and Wilmington Trust Company, as Owner Trustee.

             4.3 Sale and Servicing Agreement, dated as of December 1, 1997, among Advanta Automobile Receivables Trust 1997-2, as Issuer, Advanta Auto Finance Corporation, as Master Servicer, Advanta Auto Receivables Corp. I, as Seller, and Norwest Bank Minnesota, National Association, as Trust Collateral Agent.

             4.4 Note Guaranty Surety Bond, dated as of December 23, 1997 and delivered by Financial Security Assurance Inc.


             8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of December 23, 1997.


             10.1 Purchase Agreement, dated as of December 1, 1997, among Advanta Auto Finance Corporation, as Seller, and Advanta Auto Receivables Corp. I, as Purchaser.

             10.2 Indemnification Agreement, dated December 23, 1997, among Financial Security Assurance Inc., Advanta Auto Receivables Corp. I and Prudential Securities Incorporated.

             23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of Financial Security Assurance Inc. and their report.

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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   ADVANTA AUTOMOBILE RECEIVABLES TRUST 1997-2

                   By:  Advanta Auto Finance Corporation, as Master Servicer


                           By:  /s/ David Plante
                                ----------------------
                           Name:  David Plante
                           Title:  President



Dated:  February 10, 1998


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.      Description
-----------      -----------
1.1              Underwriting Agreement, dated as of December 17, 1997, among
                 Advanta Auto Finance Corporation and Prudential Securities
                 Incorporated.

4.1 Indenture, dated as of December 1, 1997, between Advanta Automobile Receivables Trust 1997-1 and Norwest Bank Minnesota, National Association, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of December 23, 1997, between Advanta Auto Receivables Corp. I, as Depositor, and Wilmington Trust Company, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of December 1, 1997, among Advanta Automobile Receivables Trust 1997-2, as Issuer, Advanta Auto Finance Corporation, as Master Servicer, Advanta Auto Receivables Corp. I, as Seller, and Norwest Bank Minnesota, National Association, as Trust Collateral Agent.

4.4 Note Guaranty Surety Bond, dated as of December 23, 1997 and delivered by Financial Security Assurance Inc.


8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of December 23, 1997.


10.1 Purchase Agreement, dated as of December 23, 1997, among Advanta Auto Finance Corporation, as Seller, and Advanta Auto Receivables Corp. I, as Purchaser.

10.2 Indemnification Agreement, dated December 23, 1997, among Financial Security Assurance Inc., Advanta Auto Receivables Corp. I and Prudential Securities Incorporated.

23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of Financial Security Assurance Inc. and their report.